UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

VANGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145355	20-1961427
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4250 North Fairfax Drive Suite 1200 Arlington, Virginia 22203	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 284-5600

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On May 19, 2011, Ambassador R. Nicholas Burns submitted his resignation from the Board of Directors of Vangent Holding Corp. (the “Company”), effective May 19, 2011. Ambassador Burns’ resignation from the Board was for personal reasons and does not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. At the time of his resignation, Ambassador Burns served as the Chairman of the Nominating and Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vangent Inc.

May 20, 2011	/s/ Kevin T. Boyle

Kevin T. Boyle
Senior Vice President, General Counsel and Secretary